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                                                                 EXHIBIT 10.4(a)

                        AMENDMENT OF EMPLOYMENT AGREEMENT

                      Columbia River Bank - Craig J. Ortega

         This Amendment of Employment Agreement (the "Amendment") is made and entered into effective as of the 1st day of August, 2001 by and between Columbia River Bank (the "Bank") and Craig J. Ortega ("Employee").

                                    RECITALS

         (1) The Bank and Employee are parties to an Employment Agreement (the "Agreement") of April 1, 2000.

         (2)      The parties wish to amend the Agreement as provided herein.

         Now, therefore, it is agreed:

         1.       AMENDMENT.

         Section 2.1 of the Agreement is amended to read as follows:

                           "2.1     TERM. The term of employment under the
                           Agreement shall begin on April 1, 2000 and end on March 31, 2003."

         2.       REAFFIRMATION.

         Except as expressly modified herein, all terms of the Agreement are reaffirmed by the parties.

         3.       CONFLICTS.

         In the event of a conflict between the Amendment and the Agreement, the Amendment shall control.

         /s/
____________________________________
Employee

COLUMBIA RIVER BANK

By:      /s/
   _________________________________
   Chairman